SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): February 17, 2004

                             WILLIAMS SCOTSMAN, INC.
             (Exact name of Registrant as specified in its Charter)



                        Commission File Number: 033-68444




         Maryland                   033-68444                     52-0665775
(State or other jurisdiction of (Commission File Number)      (I.R.S. Employer
incorporation or organization)                               Identification No.)

8211 Town Center Drive                                              21236
  Baltimore, Maryland                                             (Zip Code)
(Address of principal executive offices)

                                 (410) 931-6000
              (Registrant's telephone number, including area code)

                                      None
               (Former name, former address and former fiscal year
                        - if changed since last report)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 17, 2004, Williams Scotsman, Inc. issued a press release announcing its results of operations for the quarter and year ended December 31, 2003. A copy of the press release, including text and tables, is attached as Exhibit
99.1 below to this Current Report on Form 8-K.

The information in Item 12 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 12 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

The Company defines Adjusted EBITDA as earnings before deducting interest, income taxes, depreciation, amortization and non-cash charges, including the fleet held for sale and non-cash stock compensation charges. The Company utilizes Adjusted EBITDA when interpreting operating trends and results of operations of its core business operations. Accordingly, the Company believes that Adjusted EBITDA provides additional information with respect to its overall operating performance and its ability to incur and service debt, make capital expenditures and meet working capital requirements. However, Adjusted EBITDA should not be considered in isolation or as a substitute for cash flow from operating activities, net income or other measures of performance prepared in accordance with generally accepted accounting principles or as a measure of a company's profitability or liquidity. Because Adjusted EBITDA excludes some, but not all, items that affect net income and may vary among companies, the Adjusted EBITDA mentioned above may not be comparable to similarly titled measures of other companies.


The Company utilizes leasing gross profit, excluding leasing depreciation and amortization, total gross profit, excluding leasing depreciation and amortization, and selling, general, and administrative expenses, excluding non-cash stock compensation expense when interpreting operating trends and results of operations of its core business operations. Accordingly, the Company believes that leasing gross profit, excluding leasing depreciation and amortization, total gross profit, excluding leasing depreciation and amortization, and selling, general, and administrative expenses, excluding non-cash stock compensation expense provide additional information with respect to its core business operating performance.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            WILLIAMS SCOTSMAN, INC.



                                            By:  /s/ Gerard E. Holthaus
                                            ---------------------------
                                            Gerard E. Holthaus
                                            Chief Executive Officer

Dated: February 17, 2004


                                            By: /s/ John C. Cantlin
                                            ------------------------
                                            John C. Cantlin
                                            Chief Financial Officer


Dated: February 17, 2004



                                  EXHIBIT INDEX


Exhibit                                   Description
-------                                   -------------------------------------
99.1                                      Press Release dated February 17, 2004


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